S  E  L  I  G  M  A  N
-----------------------
                INCOME
            FUND, INC.


                                [GRAPHIC OMITTED]

                                 MID-YEAR REPORT
                                  JUNE 30, 2000
                                  SEEKING HIGH
                                 CURRENT INCOME
                               AND IMPROVEMENT OF
                                   INCOME AND
                               CAPITAL VALUE OVER
                                 THE LONGER TERM

                                 [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[GRAPHIC]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870
--------------------------------------------------------------------------------
TABLE OF CONTENTS
To the Shareholders ........................................   1
Interview With Your Portfolio Managers .....................   2
Performance Overview .......................................   4
Portfolio Overview .........................................   6
Portfolio of Investments ...................................   8
Statement of Assets and Liabilities ........................  11
Statement of Operations ....................................  12
Statements of Changes in Net Assets ........................  13
Notes to Financial Statements ..............................  14
Financial Highlights .......................................  17
Report of Independent Auditors AND
  For More Information .....................................  19
Board of Directors AND Executive Officers ..................  20
Glossary of Financial Terms ................................  21

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

The first half of 2000 was a challenging time for the stock market, while the bond market stabilized and outperformed equities. In this environment, Seligman Income Fund, which invests in both the equity and fixed-income markets, delivered a total return of 0.75% based on the net asset value of Class A shares, while the Lipper Income Funds Average returned 1.88% and the Lehman Brothers Aggregate Bond Index returned 3.99%. The stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500) declined -0.42%. These returns were not surprising, given the economic environment.

As early as June 1999, in an effort to slow the economy, the Federal Reserve Board began raising interest rates. Over the course of this one-year period, the federal funds rate was increased by 175 basis points, from 4.75%, before the June 1999 Fed meeting, to 6.50%, following the most recent increase of 50 basis points in May 2000. Despite these persistent tightening actions, the Fed's efforts seemed to have little effect on the strong US economy. Investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." Ongoing economic strength could also prompt the Fed to continue raising interest rates, possibly significantly, which could adversely affect corporate profits and stock prices.

Although short-term rates moved significantly higher during the period, long-term rates actually declined, for a sustained bond market rally. At the beginning of the period, the 30-year US Treasury bond was yielding 6.6%; by the end of the period, it was yielding 5.9% -- a decrease of 70 basis points. Seligman Income Fund benefited from its balanced exposure to the bond market during this time.

Investor fear finally induced a significant correction in the Nasdaq Composite Index (a technology-heavy index) in March. From March 10 through May 23, 2000, this index lost 37% of its market value. During this correction, investors abandoned some of the high-risk, and often speculative, technology stocks that had been in demand for most of 1999.

Looking ahead, we believe that the economy will continue to moderate, and that Seligman Income Fund, which is balanced among stocks and bonds, should perform well in such an environment. Investors should work with their financial advisors to ensure that their portfolios are appropriately balanced based upon their time frames, their risk tolerances, and their unique financial situations.

While we feel that the economic slowdown and the corresponding moderation of the stock market are healthy long-term trends, the investment environment may in fact become more challenging. The rest of 2000 may present an environment that is more complex, making professional management and diversification, such as is offered through mutual funds, crucial. Mutual funds provide investors with an opportunity to obtain the services of money managers who have years of investment experience and the support of research teams to find the most promising opportunities. Mutual funds can also provide diversification, which is important for long-term investment success.

Thank you for your continued support of Seligman Income Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to continuing to serve your investment needs.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
---------------------
William C.  Morris
Chairman

                                      /s/ BRIAN T. ZINO
                                      -----------------
                                      Brian T.  Zino
                                      President

August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:  HOW DID SELIGMAN INCOME FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?
A: During the first six months of 2000, Seligman Income Fund posted a total return of 0.75% based on the net asset value of Class A shares. At the same time, the Lipper Income Funds Average returned 1.88%, the Lehman Brothers Aggregate Bond Index returned 3.99%, and the S&P 500 returned -0.42%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FIRST HALF OF THE FISCAL YEAR?
A: The Federal Reserve Board has been raising interest rates, steadily and somewhat aggressively, for one full year now in an attempt to place a drag on the economy. At first, these actions seemed to have little or no effect -- consumer confidence remained high, which fueled spending; unemployment remained historically low, which nearly created a labor shortage; and price increases in some areas of the economy seemed to be accelerating.

    Toward the end of the first quarter of 2000, investors began to worry that the Fed's actions thus far had been insufficient, forcing it to continue to raise rates, which could adversely affect stocks. This growing uncertainty finally toppled the most richly valued stocks -- mostly technology stocks -- by the middle of March. The Nasdaq Composite Index (a technology-heavy index) peaked at 5049 on March 10 and reached a low of 3165 on May 23 -- a 37% decline from peak to trough. During this two-month period of steep losses in the technology sector, investors began to focus on companies that could deliver solid earnings, rather than just on those whose prices had been driven by momentum.

    In June, evidence began to appear that the economy was in fact slowing, and at the Fed's June meeting interest rates were left unchanged -- a confirmation that the Fed was becoming convinced that its previous actions were having the desired effect. This lifted some of the uncertainty from the market, and technology stocks staged a recovery, while value-style stocks lagged for the month.

    While short-term rates rose during this time, long-term yields actually fell. The long end of the bond market was anticipating an economic slowdown and an end to the Fed's tightening monetary actions. So despite the Fed's continued rate hikes, the bond market rallied and fixed-income securities outperformed common stocks for the first six months of the year.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.
--------------------------------------------------------------------------------
[PHOTO]
GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: We continued to focus on pursuing greater total return potential for the portfolio. At period-end, the portfolio was 57% invested in common stocks and 42% invested in fixed-income securities. This represents a significantly greater exposure to common stocks than the Fund has had historically. We believe that, over the long term, this more balanced approach will provide the Fund with increased opportunities for capital appreciation.

    During the first six months of this year, the bond portion of the portfolio delivered the strongest results, and the Fund benefited from its balanced structure. The bond portfolio was generally 55% invested in corporate fixed-income securities, 40% in US government securities, and 5% in cash. The portfolio continues to consist of high-quality issues, with fewer than 1% of the bonds in the portfolio rated below investment grade.

    In the equity portion of the portfolio, we continued to underweight technology stocks because we believed that this sector was excessively valued. However, in March, when this sector experienced a correction, we increased the Fund's exposure to technology, and we will continue to watch for opportunities if the sector continues to experience price weakness. However, we will remain mindful of valuations, and will not pursue these companies if we think their prices are unreasonable. We believe that the weakness in technology will continue through the end of the summer and into the fall, and we'll look for opportunities to take advantage of any such weakness to buy high-quality technology companies for the portfolio.

Q:  WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?
A: Seligman Income Fund's overweighting in energy and utilities was clearly a benefit during the first half of the year as the increase in oil prices and increased demand for natural gas pushed stocks for these companies higher. We think energy stocks will continue to do well as the global economy continues to recover.

    The Fund remained overweighted in financial stocks. Although these stocks generally do not perform well in a rising-rate environment -- and, in fact, the sector as a whole was flat for the period -- the financial stocks in the portfolio delivered generally strong performances, and they made a positive contribution to the Fund's returns.

Q:  WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?
A: The worst-performing market sectors during the first half of the year were basic materials, consumer stocks, and telecommunications. Fortunately, the Fund was underweighted in basic materials and consumer stocks. We were overweighted in telecommunications, which hurt the Fund's performance relative to its benchmarks, but we plan to remain overweighted, because we believe that these stocks represent good value for the long term.

Q:  WHAT IS YOUR OUTLOOK?

A: We expect the economy and the stock market will continue to moderate, as we began to see during the end of the first half of the year. In such an environment, we feel that investors will once again focus on corporate earnings and stock-price valuations. We have said for some time that the exuberance in the market would necessarily have to abate, and that the market would, at some point, once again focus on fundamentals. We believe this is beginning to happen and that it should favor the Fund's investment approach which focuses on identifying well-managed companies that trade at what we believe are attractive valuations relative to their earnings and cash flow. However, market cycles do not end overnight. We expect relatively high market volatility through the end of the year, although perhaps not to the extent that we saw in 1999. We also feel that the market will continue to broaden, which should benefit a well-diversified portfolio, such as that of Seligman Income Fund.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                                     AVERAGE ANNUAL
                                                     ------------------------------------------------------------------------------
                                                                                             CLASS B       CLASS C       CLASS D
                                                                                              SINCE         SINCE         SINCE
                                            SIX        ONE       FIVE            10         INCEPTION     INCEPTION     INCEPTION
                                          MONTHS*      YEAR      YEARS          YEARS        4/22/96       5/27/99       5/3/93
                                           -----      -----      -----          -----        ------        ------        ------
CLASS A**
With Sales Charge                          (4.06)%    (5.85)%      5.88%         8.79%       n/a            n/a           n/a
Without Sales Charge                        0.75      (1.17)       6.92          9.31        n/a            n/a           n/a
CLASS B**
With CDSC+                                 (4.67)     (6.76)        n/a           n/a       5.43%           n/a           n/a
Without CDSC                                0.30      (1.98)        n/a           n/a       5.80            n/a           n/a
CLASS C**
With Sales Charge and CDSC                 (1.64)     (3.82)        n/a           n/a        n/a          (3.35)%         n/a
Without Sales Charge and CDSC               0.38      (1.90)        n/a           n/a        n/a          (1.61)          n/a
CLASS D**
With 1% CDSC                               (0.62)     (2.86)        n/a           n/a        n/a            n/a           n/a
Without CDSC                                0.38      (1.90)       6.11           n/a        n/a            n/a          6.16%
LEHMAN BROS. AGGREGATE BOND INDEX***        3.99       4.57        6.25          7.82       6.58++         3.90o         6.15+++
LIPPER INCOME FUNDS AVERAGE***              1.88       2.95       10.21         10.37       9.37++         3.85o         9.24+++
S&P 500***                                 (0.42)      7.24       23.80         17.80      23.09++        12.12o        20.60+++


NET ASSET VALUE                     DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                                    DIVIDENDS
                 JUNE 30, 2000        DECEMBER 31, 1999         JUNE 30, 1999         PAID
               ----------------    ----------------------     ----------------     -------------
CLASS A             $13.51                 $13.57                   $14.09           $0.160
CLASS B              13.45                  13.52                    14.05            0.110
CLASS C              13.46                  13.52                    14.05            0.110
CLASS D              13.46                  13.52                    14.05            0.110


                 CAPITAL GAIN (LOSS)
                -----------------------
REALIZED               $(0.057)
UNREALIZED               0.514oo




   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lehman Bros. Aggregate Bond Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Income Funds Average is used in the Performance Overview. The Lehman Bros. Aggregate Bond Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   + The CDSC is 5% for periods of one year or less, and 2% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o From May 31, 1999.
  oo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT
CLASS A SHARES
JUNE 30, 1990 TO JUNE 30, 2000
[the following represents a line graph in the printed piece]
6/30/90 ...9527
           8502
           8756
           9718
6/30/91 ...10018
           10898
           11394
           11979
6/30/92 ...12446
           13016
           13392
           14263
6/30/93 ...14622
           15135
           15532
           14910
6/30/94 ...14671
           14966
           14689
           15479
6/30/95 ...16609
           17281
           17715
           17800
6/30/96 ...18056
           18308
           19171
           19310
6/30/97 ...20449
           21396
           21866
           23090
6/30/98 ...23187
           22715
           23454
           23092
6/30/99 ...23488
           22466
           23040
           23246
6/30/00 ...23213

$9,527*
Initial Amount Invested

$23,213
Total Value at June 30, 2000


CLASS B SHARES
APRIL 22, 1996+ TO JUNE 30, 2000
[the following represents a line graph in the printed piece]

4/22/96 .. 10000
6/30/96 .. 10166
           10286
12/31/96 . 10758
           10808
6/30/97 .. 11425
           11934
12/31/97 . 12183
           12833
6/30/98 .. 12862
           12582
12/31/98 . 12948
           12721
6/30/99 .. 12922
           12331
12/31/99 . 12629
           12718
6/30/00 .. 12667

$10,000
Initial Amount Invested

$12,667**
Total Value at June 30, 2000


CLASS C SHARES
MAY 27, 1999+ TO JUNE 30, 2000
[the following represents a line graph in the printed piece]

5/27/99 ...9902
6/30/99 ...9916
           9768
           9655
9/30/99 ...9469
           9718
           9647
12/31/99 ..9691
           9390
           9203
3/31/00 ...9759
           9637
           9587
6/30/00 ...9727

$9,902*
Initial Amount Invested

$9,727**
Total Value at June 30, 2000


CLASS D SHARES
MAY 3, 1993+ TO JUNE 30, 2000
[the following represents a line graph in the printed piece]

5/3/93 ... 10000
6/30/93 .. 10209
           10546
           10802
           10347
6/30/94 .. 10165
           10347
           10132
           10655
6/30/95 .. 11412
           11847
           12124
           12158
6/30/96 .. 12309
           12455
           13026
           13086
6/30/97 .. 13833
           14450
           14741
           15528
6/30/98 .. 15563
           15225
           15678
           15414
6/30/99 .. 15646
           14941
           15291
           15399
6/30/00 .. 15348

$10,000
Initial Amount Invested

$15,348
Total Value at June 30, 2000


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 2% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

                                          PERCENT OF TOTAL
                                       -----------------------
                                         JUNE 30,   DEC. 31,
                                           2000       1999
                                         ---------  ---------
Aerospace/Defense .....................     --         0.3
Automotive and Related ................    2.1         2.2
Chemicals .............................    1.5         1.5
Communications ........................    9.9         7.7
Communications Equipment ..............    1.6         1.4
Computer and Business
   Services ...........................   13.8        11.7
Consumer Goods and Services ...........    3.0         8.5
Diversified ...........................     --         0.5
Drugs and Health Care .................   11.6         8.8
Electric and Gas Utilities ............    3.8         3.4
Electrical Equipment ..................     --         2.8
Electronics ...........................    0.5         2.3
Energy ................................    5.0         4.3
Finance and Insurance .................   16.6        14.9
Industrial Goods and Services .........    0.6         0.3
Machinery and Industrial
   Equipment ..........................    4.4         1.7
Media .................................    2.1         1.4
Office Equipment ......................    1.2         0.7
Paper and Forest Products .............    0.4         0.7
Publishing ............................     --         0.5
Real Estate ...........................     --         0.5
Retail Trade ..........................    5.9         4.8
Transportation ........................    1.1         0.6
                                        ------      ------
Total Corporate
   Fixed-Income Securities
   and Common Stocks ..................   85.1        81.5
US Government and
   Government
   Agency Securities ..................   14.3        11.8
Short-Term Holdings
   and Other Assets
   Less Liabilities ...................    0.6         6.7
                                        ------      ------
TOTAL .................................  100.0       100.0
                                        ======      ======

LARGEST INDUSTRIES+
JUNE 30, 2000
[the following represents a bar graph in the printed piece]

FINANCE AND INSURANCE                        $39,086,794
COMPUTER AND BUSINESS SERVICES               $32,494,290
DRUGS AND HEALTH CARE                        $23,359,788
COMMUNICATIONS                               $23,986,559
RETAIL TRADE                                 $13,916,222

----------
+ Excludes US Government and Government Agency securities.

COMPOSITION OF NET ASSETS

                                                  PERCENT OF TOTAL
                                            ----------------------------
                                              JUNE 30,        DEC. 31,
                                                2000            1999
                                              ---------       --------
Common Stocks ..............................    57.3           54.9
----------------------------------------------------------------------
Corporate Bonds ............................    25.6           24.7
Asset-Backed Securities ....................     2.2            1.9
----------------------------------------------------------------------
Total Corporate
  Fixed-Income Securities ..................    27.8           26.6
----------------------------------------------------------------------
US Government and
  Government Agency
  Securities ...............................     14.3          11.8
----------------------------------------------------------------------
Short-Term Holdings and
  Other Assets Less Liabilities ............     0.6            6.7
----------------------------------------------------------------------
TOTAL ......................................   100.0          100.0
----------------------------------------------------------------------

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                            PRINCIPAL AMOUNT
                                                OR SHARES
                                    ---------------------------------
                                                         HOLDINGS
ADDITIONS                                INCREASE         6/30/00
-------------                        --------------------------------
COMMON STOCKS:
Chubb ..............................         28,700shs.     53,300shs.
CVS ................................         50,400         50,400
Guidant ............................         30,000         30,000
Pitney Bowes .......................         29,050         67,250
Sprint .............................         25,000         25,000
CORPORATE BONDS:
Heller Financial
    7.875%, 5/15/2003 ..............     $1,500,000     $1,500,000
Household Finance
    7.875%, 3/1/2007 ..............       3,000,000      3,000,000
Saks 7%, 7/15/2004 ................       2,100,000      2,100,000
US GOVERNMENT SECURITIES:
US Treasury Bonds
    7.50%, 11/15/2016 .............       1,200,000      1,200,000
US Treasury Notes
    6.625%, 5/15/2007 .............       2,400,000      2,400,000


                                              PRINCIPAL AMOUNT
                                                 OR SHARES
                                   ---------------------------------------
                                                            HOLDINGS
REDUCTIONS                              DECREASE             6/30/00
--------------                        -------------       -------------
COMMON STOCKS:
Bestfoods .........................          39,900shs.           --
CORPORATE BONDS:
Bank of New York
    7.30%, 12/1/2009 ..............      $3,200,000
Dell Computer
    6.55%, 4/15/2008 ..............       2,500,000               --
Dime Bancorp
    7%, 7/25/2001 .................       2,900,000               --
First Data
    5.80%, 12/15/2008 .............       2,400,000               --
Household Finance
    6%, 5/1/2004 ..................       3,000,000               --
Philip Morris
    7.125%, 8/15/2002 .............       2,500,000               --
Wal-Mart
    6.55%, 8/10/2004 ..............       3,000,000               --
Whitman 7.50%, 2/1/2003 ...........       2,500,000               --
US GOVERNMENT SECURITIES:
US Treasury Notes
    6.25%, 8/31/2002 ..............       3,800,000               --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000

SECURITY                                               VALUE
----------                                        ---------------
Government National Mortgage
    Association 6.50%, 12/15/2028 .................. $7,103,474
General Electric                                      6,399,750
FHLMC Gold 5.50%, 7/1/2013 .........................  5,963,951
Microsoft ..........................................  5,086,013
Federal National Mortgage
    Association 6%, 12/1/2028 ......................  4,826,129
Intel ..............................................  4,811,625
Government National Mortgage
    Association 6%, 12/20/2028 .....................  4,699,838
Applied Materials ..................................  4,587,206
Cisco Systems ......................................  4,123,178
United Technologies ................................  3,926,962
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

JUNE 30, 2000

                                  SHARES           VALUE
                               ------------    -----------

COMMON STOCKS  57.3%

AUTOMOTIVE AND
   RELATED  0.7%

Ford Motor                         33,700        $ 1,449,100
Visteon                             4,412             53,639
                                                  ----------
                                                   1,502,739
                                                  ----------
CHEMICALS  0.4%
duPont (E.I.) de Nemours           23,300          1,019,375
                                                  ----------
COMMUNICATIONS  4.7%
AT&T                               64,400          2,036,650
SBC Communications                 65,300          2,824,225
Sprint                             25,000          1,275,000
Verizon Communications             33,000          2,054,250
WorldCom*                          63,600          2,919,638
                                                  ----------
                                                  11,109,763
                                                  ----------
COMMUNICATIONS
   EQUIPMENT  1.6%
Lucent Technologies                28,200          1,670,850
Nortel Networks (Canada)           31,000          2,115,750
                                                  ----------
                                                   3,786,600
                                                  ----------
COMPUTER AND
   BUSINESS SERVICES  13.8%
Agilent Technologies*              25,600          1,888,000
America Online*                    19,000          1,002,250
Applied Materials*                 50,600          4,587,206
Cisco Systems*                     64,900          4,123,178
Dell Computer*                     54,600          2,694,169
Electronic Data Systems            47,100          1,942,875
Hewlett-Packard                    12,850          1,604,644
Intel                              36,000          4,811,625
International Business
  Machines                         19,800          2,169,338
Microsoft*                         63,600          5,086,013
Oracle*                            18,800          1,579,787
Sun Microsystems*                  11,050          1,005,205
                                                  ----------
                                                  32,494,290
                                                  ----------
CONSUMER GOODS AND
   SERVICES  3.0%
Anheuser-Busch                     21,800          1,628,187
Coca-Cola                          23,300          1,338,294
Gillette                           21,900            765,131
PepsiCo                            56,300          2,501,831
Procter & Gamble                   15,200            870,200
                                                  ----------
                                                   7,103,643
                                                  ----------
DRUGS AND HEALTH CARE   7.3%
Abbott Laboratories                39,100          1,742,394
American Home Products             46,600          2,737,750
Baxter International               23,800          1,673,437
Bristol-Myers Squibb               20,700          1,205,775
Guidant*                           30,000          1,485,000
Johnson & Johnson                  25,100          2,557,062
Merck                              28,400          2,176,150
Pfizer                             44,500          2,136,000
Schering-Plough                    29,600          1,494,800
                                                  ----------
                                                  17,208,368
                                                  ----------
ELECTRIC AND GAS
   UTILITIES  1.8%
Unicom                             41,000          1,586,188
Williams Companies (The)           63,200          2,634,650
                                                  ----------
                                                   4,220,838
                                                  ----------
ENERGY  5.0%
BP Amoco (ADRs)
   (United Kingdom)                37,300          2,109,780
Coastal                            36,000          2,191,500
Exxon Mobil                        37,450          2,939,825
Royal Dutch Petroleum
   (Netherlands)                   38,000          2,339,375
Schlumberger                       29,400          2,193,975
                                                  ----------
                                                  11,774,455
                                                  ----------
FINANCE AND INSURANCE  9.6%
American General                   35,700          2,177,700
American International Group       28,350          3,331,125
Bank of America                    54,703          2,352,229
Bank of New York                   77,000          3,580,500
Chubb                              53,300          3,277,950
Citigroup                          52,000          3,133,000
Fannie Mae                         25,500          1,330,781
Merrill Lynch                      19,800          2,277,000
Morgan (J.P.)                      10,900          1,200,363
                                                  ----------
                                                  22,660,648
                                                  ----------
MACHINERY AND
   INDUSTRIAL EQUIPMENT  4.4%
General Electric                  120,750          6,399,750
United Technologies                66,700          3,926,962
                                                  ----------
                                                  10,326,712
                                                  ----------
OFFICE EQUIPMENT  1.2%
Pitney Bowes                       67,250          2,690,000
                                                  ----------



PAPER AND FOREST
   PRODUCTS  0.4%
Mead                               38,500            972,125
                                                 -----------
RETAIL TRADE  3.4%
Costco Wholesale*                  16,600            548,318
CVS                                50,400          2,016,000
Home Depot                         16,600            828,963
May Department Stores              35,500            852,000
Wal-Mart Stores                    65,500          3,774,438
                                                 -----------
                                                   8,019,719
                                                 -----------
TOTAL COMMON STOCKS
  (Cost $122,238,936)                            134,889,275
                                                 -----------


----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
                                 PRINCIPAL
                                  AMOUNT             VALUE
                                -----------       -----------
CORPORATE BONDS  25.6%
 AUTOMOTIVE AND
   RELATED  1.4%
DaimlerChrysler
  7.75%, 6/15/2005               $1,110,000        $ 1,120,677
Dana 6.50%, 3/1/2009              2,500,000          2,241,185
                                                    ----------
                                                     3,361,862
                                                    ----------
CHEMICALS  1.1%
Lyondell Chemical
  9.625%, 5/1/2007                2,500,000          2,468,750
                                                    ----------
COMMUNICATIONS  5.2%
AT&T Canada
  7.65%, 9/15/2006                  825,000            817,917
Global Crossing Holding
  9.125%, 11/15/2006              2,100,000          2,021,250
Qwest Communications 0%
  (9.47%++), 10/15/2007           2,350,000          1,977,651
Tele-Communications
  9.80%, 2/1/2012                 2,500,000          2,874,227
US West Communications
  7.20%, 11/1/2004                3,600,000          3,546,742
WorldCom 8%, 5/15/2006            1,000,000          1,012,238
                                                    ----------
                                                    12,250,025
                                                    ----------
DRUGS AND
   HEALTH CARE  4.3%
American Home Products
  7.90%, 2/15/2005                3,100,000          3,188,871
Boston Scientific
  6.625%, 3/15/2005               2,500,000          2,358,512
Cardinal Health
  6.25%, 7/15/2008                2,000,000          1,825,842
Guidant
  6.15%, 2/15/2006                3,000,000          2,749,722
                                                    ----------
                                                    10,122,947
                                                    ----------
ELECTRIC AND
   GAS UTILITIES  0.3%
Dominion Resources
  8.125%, 6/15/2010                 620,000            626,771
                                                    ----------
ELECTRONICS  0.5%
Avnet
  7.875%, 2/15/2005               1,250,000          1,267,491
                                                    ----------
FINANCE AND
   INSURANCE  6.5%
Aristar
  6%, 5/15/2002                   1,300,000          1,268,297
Bank One
  5.625%, 2/17/2004               1,200,000          1,131,389
First USA Bank
  6.125%, 6/25/2001               2,000,000          1,978,812
Ford Motor Credit
  5.80%, 1/12/2009                1,150,000          1,002,032
Heller Financial
  6.50%, 7/22/2002                2,500,000          2,452,065
  7.875%, 5/15/2003               1,500,000          1,496,397
Household Finance
  7.875%, 3/1/2007                3,000,000          2,989,071
Lehman Brothers Holding
  7.75%, 1/15/2005                  925,000            917,083
Mellon Funding
  7.50%, 6/15/2005                  900,000            899,037
Charles Schwab
  8.05%, 3/1/2010                 1,200,000          1,200,988
                                                    ----------
                                                    15,335,171
                                                    ----------
INDUSTRIAL GOODS AND
   SERVICES  0.6%
Deere
  6.55%, 7/15/2004                1,000,000            971,578
Leggett Platt
  7.65%, 2/15/2005                  500,000            510,633
                                                    ----------
                                                     1,482,211
                                                    ----------
MEDIA  2.1%
CSC Holdings
  7.25%, 7/15/2008                2,400,000          2,230,109
Time Warner
  9.125%, 1/15/2013               2,500,000          2,718,293
                                                    ----------
                                                     4,948,402
                                                    ----------
RETAIL TRADE  2.5%
Nordstrom
  5.625%, 1/15/2009               2,000,000          1,675,522
Saks 7%, 7/15/2004                2,100,000          1,886,608
Staples 7.125%, 8/15/2007         2,500,000          2,334,373
                                                    ----------
                                                     5,896,503
                                                    ----------
TRANSPORTATION  1.1%
Continental Airlines
  8.048%, 11/1/2020               1,100,000          1,098,707
Delta Air Lines
  7.70%, 12/15/2006               1,600,000          1,543,186
                                                    ----------
                                                     2,641,893
                                                    ----------
TOTAL CORPORATE BONDS
  (Cost $62,317,181)                                60,402,026
                                                    ----------

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                          PRINCIPAL
                                           AMOUNT             VALUE
                                        ------------       -----------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES  14.3%
US Treasury Bonds
  7.50%, 11/15/2016                       $1,200,000        $ 1,351,875
US Treasury Notes
  6.625%, 5/15/2007                        2,400,000          2,450,251
FHLMC GOLD:+
  5.50%, 7/1/2013                          6,428,923          5,963,951
  7.50%, 10/1/2017                         1,598,820          1,598,384
  8%, 12/1/2023                              916,702            922,219
Federal National Mortgage
  Association:+
  6%, 11/1/2010                            2,288,432          2,179,785
  8%, 6/1/2028                               955,303            963,222
  6%, 12/1/2028                            5,274,233          4,826,129
Government National Mortgage
  Association, Mortgage-backed
  Passed-through Certificates:+
  6.50%, 12/15/2028                        7,483,020          7,103,474
  6%, 12/20/2028                           5,127,458          4,699,838
US Government Gtd. Title XI
  (Bay Transportation)
  7.30%, 6/1/2021                          1,603,000          1,592,233
                                                           ------------
TOTAL US GOVERNMENT
  AND GOVERNMENT
  AGENCY SECURITIES
  (Cost $35,292,279)                                         33,651,361
                                                           ------------
ASSET-BACKED
  SECURITIES+   2.2%
ELECTRIC AND GAS
   UTILITIES  1.7%
PECO Energy
  6.05%, 3/1/2009                          1,500,000          1,401,622
PP&L Transition
  6.83%, 3/25/2007                         2,500,000          2,473,738
                                                           ------------
                                                              3,875,360
                                                           ------------
FINANCE AND
   INSURANCE  0.5%
Chemical Master Credit
  7.09%, 2/15/2009                         1,100,000          1,090,975
                                                           ------------
TOTAL ASSET-BACKED
  SECURITIES
  (Cost $5,084,631)                                           4,966,335
                                                           ------------
TOTAL INVESTMENTS  99.4%
  (Cost $224,933,027)                                       233,908,997

OTHER ASSETS
  LESS LIABILITIES  0.6%                                      1,498,602
                                                           ------------
NET ASSETS   100.0%                                        $235,407,599
                                                           ============

----------
 * Non-income producing security.

 + Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.

++ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000


ASSETS:
Investments, at value:
  Stocks and bonds (cost $189,640,748) .............................................    $200,257,636
  US Government and Government Agency securities
    (cost $35,292,279) .............................................................      33,651,361         $233,908,997
                                                                                     ---------------
Receivable for securities sold .......................................................................          5,132,540
Receivable for interest and dividends ................................................................          1,676,357
Receivable for Capital Stock sold ....................................................................             74,989
Investment in, and expenses prepaid to, shareholder service agent ....................................             37,026
Other ................................................................................................             15,840
                                                                                                             ------------
TOTAL ASSETS .........................................................................................        240,845,749
                                                                                                             ------------

LIABILITIES:
Bank overdraft .......................................................................................          2,794,855
Payable for securities purchased .....................................................................          1,363,730
Payable for Capital Stock repurchased ................................................................            762,444
Accrued expenses and other ...........................................................................            517,121
                                                                                                             ------------
TOTAL LIABILITIES ....................................................................................          5,438,150
                                                                                                             ------------
NET ASSETS ...........................................................................................       $235,407,599
                                                                                                             ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 17,447,344 shares outstanding):
  Class A ............................................................................................       $ 12,645,007
  Class B ............................................................................................          1,371,052
  Class C ............................................................................................            186,235
  Class D ............................................................................................          3,245,050
Additional paid-in capital ...........................................................................        213,534,035
Undistributed net investment income ..................................................................            301,145
Accumulated net realized loss ........................................................................         (4,850,895)
Net unrealized appreciation of investments ...........................................................          8,975,970
                                                                                                             ------------
NET ASSETS ...........................................................................................       $235,407,599
                                                                                                             ============

NET ASSET VALUE PER SHARE:
CLASS A ($170,788,227 / 12,645,007 shares) ...........................................................             $13.51
                                                                                                                =========
CLASS B ($18,445,153 / 1,371,052 shares) .............................................................             $13.45
                                                                                                                =========
CLASS C ($2,506,185 / 186,235 shares) ................................................................             $13.46
                                                                                                                =========
CLASS D ($43,668,034 / 3,245,050 shares) .............................................................             $13.46
                                                                                                                =========

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000



INVESTMENT INCOME:
Interest ....................................................................  $3,699,170
Dividends (net of foreign tax withheld of $12,103) ..........................     989,455
                                                                               ----------
TOTAL INVESTMENT INCOME .................................................................         $ 4,688,625

EXPENSES:
Management fee ..............................................................     745,054
Distribution and service fees ...............................................     567,340
Shareholder account services ................................................     267,521
Shareholder reports and communications ......................................      45,631
Registration ................................................................      41,750
Custody and related services ................................................      37,246
Auditing and legal fees .....................................................      33,519
Directors' fees and expenses ................................................       4,406
Miscellaneous ...............................................................       5,384
                                                                               ----------
TOTAL EXPENSES ..........................................................................           1,747,851
                                                                                                -------------
NET INVESTMENT INCOME ...................................................................           2,940,774

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ............................................    (996,902)
Net change in unrealized appreciation of investments ........................  (1,286,910)
                                                                               ----------
NET LOSS ON INVESTMENTS .................................................................          (2,283,812)
                                                                                                -------------
INCREASE IN NET ASSETS FROM OPERATIONS ..................................................         $   656,962
                                                                                                =============

------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  SIX MONTHS          YEAR ENDED
                                                                ENDED 6/30/00          12/31/99
                                                               ----------------   -----------------
OPERATIONS:
Net investment income ........................................   $ 2,940,774          $ 11,093,988
Net realized loss on investments .............................      (996,902)           (2,546,515)
Net change in unrealized appreciation of investments .........    (1,286,910)          (15,124,657)
                                                               -------------         -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............       656,962            (6,577,184)
                                                               -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...................................................    (2,105,617)           (8,648,995)
   Class B ...................................................      (157,465)             (676,932)
   Class C ...................................................       (18,593)              (17,317)
   Class D ...................................................      (376,033)           (2,050,029)
                                                               -------------         -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....................    (2,657,708)          (11,393,273)
                                                               -------------         -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ............................     3,744,202            17,385,798
Investment of dividends ......................................     1,849,975             7,714,842
Exchanged from associated Funds ..............................     4,712,863            21,307,395
                                                               -------------         -------------
Total ........................................................    10,307,040            46,408,035
                                                               -------------         -------------
Cost of shares repurchased ...................................   (35,173,470)          (74,365,590)
Exchanged into associated Funds ..............................   (19,369,315)          (27,846,757)
                                                               -------------         -------------
Total ........................................................   (54,542,785)         (102,212,347)
                                                               -------------         -------------
DECREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ...........................   (44,235,745)          (55,804,312)
                                                               -------------         -------------
DECREASE IN NET ASSETS .......................................   (46,236,491)          (73,774,769)
NET ASSETS:
Beginning of period ..........................................   281,644,090           355,418,859
                                                               -------------      ----------------
END OF PERIOD (including undistributed net investment income
  of $301,145 and $18,079, respectively) .....................  $235,407,599          $281,644,090
                                                               =============      ================

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2000, amounted to $67,468,510 and $94,368,283, respectively; purchases and sales of USGovernment obligations were $7,332,292 and $5,796,651, respectively.

    At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $21,150,901 and $12,174,931, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $3,175 from sales of Class A shares. Commissions of $24,795 and $9,360 were paid to dealers for sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $223,821, or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $97,971, $10,436, and $235,112, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $3,235.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $1,040.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $2,864 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $19,350, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $267,521 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such

NOTES TO FINANCIAL STATEMENTS

fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $90,537 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At December 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $910,188, which is available for offset against future taxable net capital gains, expiring in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                            CLASS A
                   -----------------------------------------------------
                       SIX MONTHS ENDED                YEAR ENDED
                          JUNE 30, 2000             DECEMBER 31, 1999
                    -----------------------     -----------------------
                      SHARES       AMOUNT         SHARES      AMOUNT
                   -----------  -------------  -----------  ------------
Net proceeds from
  sales of shares      109,542   $  1,460,310      565,664  $  7,939,220
Investment of
  dividends            106,014      1,423,453      419,754     5,819,830
Exchanged from
  associated Funds      71,319        945,518      418,979     5,837,391
                   -----------  -------------  -----------   -----------
Total                  286,875      3,829,281    1,404,397    19,596,441
                   -----------  -------------  -----------   -----------
Cost of shares
  repurchased       (1,788,775)   (23,871,658)  (3,583,345)  (49,986,020)
Exchanged into
  associated Funds    (751,066)    (9,981,471)    (768,113)  (10,626,971)
                   -----------  -------------  -----------   -----------
Total               (2,539,841)   (33,853,129)  (4,351,458)  (60,612,991)
                   -----------  -------------  -----------   -----------
Decrease            (2,252,966)  $(30,023,848)  (2,947,061) $(41,016,550)
                   ===========  =============  ===========   ===========


                                            CLASS B
                   -----------------------------------------------------
                        SIX MONTHS ENDED                YEAR ENDED
                          JUNE 30, 2000             DECEMBER 31, 1999
                    -----------------------     -----------------------
                      SHARES       AMOUNT         SHARES      AMOUNT
                   -----------  -------------  -----------   -----------
Net proceeds from
  sales of shares       55,863    $   738,024      322,181   $ 4,512,993
Investment of
  dividends              7,967        106,542       30,340       419,190
Exchanged from
  associated Funds      93,483      1,238,964      652,151     8,968,018
                   -----------  -------------  -----------   -----------
Total                  157,313      2,083,530    1,004,672    13,900,201
                   -----------  -------------  -----------   -----------
Cost of shares
  repurchased         (167,013)    (2,220,218)    (256,101)   (3,552,206)
Exchanged into
  associated Funds    (332,604)    (4,383,868)    (510,647)   (7,032,194)
                   -----------  -------------  -----------   -----------
Total                 (499,617)    (6,604,086)    (766,748)  (10,584,400)
                   -----------  -------------  -----------   -----------
Increase (Decrease)   (342,304)   $(4,520,556)     237,924    $3,315,801
                   ===========  =============  ===========   ===========



                                            CLASS C
                  ------------------------------------------------------
                         SIX MONTHS ENDED            MAY 27, 1999* TO
                          JUNE 30, 2000             DECEMBER 31, 1999
                    -----------------------     ------------------------
                      SHARES       AMOUNT         SHARES      AMOUNT
                   ----------- --------------  -------------------------
Net proceeds from
  sales of shares       83,562     $1,102,507      175,185    $2,386,354
Investment of
  dividends              1,060         14,201        1,160        15,660
Exchanged from
  associated funds       1,934         25,619        8,274       110,789
                   -----------  -------------  -----------   -----------
Total                   86,556      1,142,327      184,619     2,512,803
                   -----------  -------------  -----------   -----------
Cost of shares
  repurchased           (6,788)       (90,635)      (6,083)      (82,721)
Exchanged into
  associated funds     (17,744)      (234,420)     (54,325)     (728,111)
                   -----------  -------------  -----------   -----------
Total                  (24,532)      (325,055)     (60,408)     (810,832)
                   -----------  -------------  -----------   -----------
Increase                62,024     $  817,272      124,211    $1,701,971
                   ===========  =============  ===========   ===========

* Commencement of offering of shares.




                                            CLASS D
               ---------------------------------------------------------
                         SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2000             DECEMBER 31, 1999
                    -----------------------     -----------------------
                      SHARES       AMOUNT         SHARES      AMOUNT
                   -----------  -------------  -----------   -----------
Net proceeds from
  sales of shares       33,337    $   443,361      181,969   $ 2,547,231
Investment of
  dividends             22,856        305,779      105,410     1,460,162
Exchanged from
  associated Funds     189,878      2,502,762      457,887     6,391,197
                   -----------  -------------  -----------   -----------
Total                  246,071      3,251,902      745,266    10,398,590
                   -----------  -------------  -----------   -----------
Cost of shares
  repurchased         (680,525)    (8,990,959)  (1,491,727)  (20,744,643)
Exchanged into
  associated Funds    (361,104)    (4,769,556)    (684,350)   (9,459,481)
                   -----------  -------------  -----------   -----------
Total               (1,041,629)   (13,760,515)  (2,176,077)  (30,204,124)
                   -----------  -------------  -----------   -----------
Decrease              (795,558)  $(10,508,613)  (1,430,811) $(19,805,534)
                   ===========  =============  ===========   ===========

FINANCIAL HIGHLIGHTS


    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                               CLASS A
                                                              ------------------------------------------------------------------
                                                               SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                                 ENDED      ----------------------------------------------------
                                                                6/30/00       1999       1998        1997       1996      1995
                                                              ------------  --------   --------    --------   --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......................    $13.57       $14.35     $14.81      $14.97     $14.63    $13.05
                                                                ------       ------     ------      ------      -----     -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................      0.17         0.51       0.64        0.71       0.74      0.76
Net realized and unrealized gain (loss)
  on investments ...........................................     (0.07)       (0.76)      0.41        1.41       0.38      1.89
Net realized and unrealized gain (loss) from
  foreign currency transactions ............................        --           --         --       (0.10)      0.04     (0.01)
                                                                ------       ------     ------      ------      -----     -----
TOTAL FROM INVESTMENT OPERATIONS ...........................      0.10        (0.25)      1.05        2.02       1.16      2.64
                                                                ------       ------     ------      ------      -----     -----
LESS DISTRIBUTIONS:
Dividends from net investment income .......................     (0.16)       (0.53)     (0.65)      (0.74)     (0.73)    (0.78)
Distributions from net realized capital gain ...............        --           --      (0.86)      (1.44)     (0.09)    (0.28)
                                                                ------       ------     ------      ------      -----     -----
TOTAL DISTRIBUTIONS ........................................     (0.16)       (0.53)     (1.51)      (2.18)     (0.82)    (1.06)
                                                                ------       ------     ------      ------      -----     -----
NET ASSET VALUE, END OF PERIOD .............................    $13.51       $13.57     $14.35      $14.81     $14.97    $14.63
                                                                ======       ======     ======      ======     ======    ======

TOTAL RETURN: ..............................................      0.75%      (1.76)%      7.26%     14.06%      8.22%     20.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...................   $170,788    $202,170    $256,060   $270,688    $296,291  $318,307
Ratio of expenses to average net assets ....................      1.20%+      1.15%       1.10%      1.14%       1.14%     1.00%
Ratio of net investment income
  to average net assets ....................................      2.58%+      3.65%       4.25%      4.66%       5.11%     5.38%
Portfolio turnover rate ....................................     30.48%      72.46%     124.79%    138.90%     125.92%   111.78%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                             CLASS B                               CLASS C
                                              ------------------------------------------------------------- ---------------------
                                                 SIX MONTHS         YEAR ENDED DECEMBER 31,       4/22/96*  SIX MONTHS    5/27/99*
                                                    ENDED     --------------------------------       TO         ENDED        TO
                                                   6/30/00      1999        1998        1997      12/31/96     6/30/00    12/31/99
                                                 ---------    --------   ---------   ---------   ----------   ---------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .........     $13.52      $14.30      $14.79      $14.95      $14.43      $13.52      $14.14
                                                  -------     -------     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................       0.12        0.40        0.52        0.59        0.43        0.12        0.19
Net realized and unrealized gain (loss)
  on investments .............................      (0.08)      (0.75)       0.39        1.41        0.59       (0.07)      (0.49)
Net realized and unrealized gain (loss) from
  foreign currency transactions ..............         --          --          --       (0.10)       0.05          --          --
                                                  -------     -------     -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS .............       0.04       (0.35)       0.91        1.90        1.07        0.05       (0.30)
                                                  -------     -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .........      (0.11)      (0.43)      (0.54)      (0.62)      (0.46)      (0.11)      (0.32)
Distributions from net realized capital gain .         --          --       (0.86)      (1.44)      (0.09)         --          --
                                                  -------     -------     -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS ..........................      (0.11)      (0.43)      (1.40)      (2.06)      (0.55)      (0.11)      (0.32)
                                                  -------     -------     -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ...............     $13.45      $13.52      $14.30      $14.79      $14.95      $13.46      $13.52
                                                   ======      ======      ======      ======      ======      ======      ======

TOTAL RETURN: ................................       0.30%      (2.47)%      6.28%      13.24%       7.58%       0.38%      (2.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .....     $18,445     $23,159     $21,096      $8,607      $2,961      $2,506      $1,680
Ratio of expenses to average net assets ......       1.95%+      1.90%       1.86%       1.90%       1.89%+      1.95%+      1.95%+
Ratio of net investment income
  to average net assets ......................       1.83%+      2.90%       3.49%       3.90%       4.36%+      1.83%+      2.73%+
Portfolio turnover rate .......................     30.48%      72.46%     124.79%     138.90%     125.92%++    30.48%      72.46%**


                                                                                   CLASS D
                                              ----------------------------------------------------------------------------------
                                               SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                 ENDED      --------------------------------------------------------------------
                                               6/30/00        1999         1998            1997           1996           1995
                                              -----------   --------     --------        --------       --------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $13.52        $14.30        $14.78         $14.95          $14.60         $13.01
                                               ------        ------        ------         ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................     0.12          0.40          0.52           0.59            0.63           0.65
Net realized and unrealized gain (loss)
  on investments ...........................    (0.07)        (0.75)         0.40           1.40            0.38           1.88
Net realized and unrealized gain (loss) from
  foreign currency transactions ............       --            --            --          (0.10)           0.04          (0.01)
                                               ------        ------        ------         ------          ------         ------
TOTAL FROM INVESTMENT OPERATIONS ...........     0.05         (0.35)         0.92           1.89            1.05           2.52
                                               ------        ------        ------         ------          ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......    (0.11)        (0.43)        (0.54)         (0.62)          (0.61)         (0.65)
Distributions from net realized capital gain       --            --         (0.86)         (1.44)          (0.09)         (0.28)
                                               ------        ------        ------         ------          ------         ------
TOTAL DISTRIBUTIONS ........................   (0.11)         (0.43)       (1.40)          (2.06)         (0.70)         (0.93)
                                               ------        ------        ------         ------          ------         ------
NET ASSET VALUE, END OF PERIOD .............   $13.46        $13.52        $14.30         $14.78          $14.95         $14.60
                                               ======        ======        ======         ======          ======         ======

TOTAL RETURN: ..............................     0.38%        (2.47)%        6.36%         13.17%           7.43%         19.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...   $43,668       $54,635       $78,263        $76,194         $81,957        $86,701
Ratio of expenses to average net assets ....     1.95%+        1.90%         1.86%          1.90%           1.90%          1.79%
Ratio of net investment income
  to average net assets ....................     1.83%+        2.90%         3.49%          3.90%           4.37%          4.58%
Portfolio turnover rate ....................    30.48%        72.46%       124.79%        138.90%         125.92%        111.78%

----------
  * Commencement of offering of shares.
 ** For the year ended December 31, 1999.
  + Annualized.
 ++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Income Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450       Shareholder Services
(800) 445-1777       Retirement Plan Services
(212) 682-7600       Outside the United States
(800) 622-4597       24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
    J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.
MEMBER OF THE BOARD OF GOVERNORS,
    Investment Company Institute

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
    Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
    J. & W. Seligman & Co. Incorporated

----------------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------
                                       20

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQIN3 6/00                             [RECYCLE LOGO] PRINTED ON RECYCLED PAPER